UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C. 20549 - 1004

                                    FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT
                                    OF 1934

DATE OF REPORT (Date of earliest event reported)   February 18, 1999
                                                   -----------------
                        COMMISSION FILE NUMBER  0-2413
                                                ------
                          MacDermid, Incorporated
                          -----------------------
             (Exact name of registrant as specified in its charter)

          Connecticut                             06-0435750
          -----------                             ----------
(State or other jurisdiction of              (I.R.S. Employer
 incorporation or organization)              Identification No.)

245 Freight Street, Waterbury, Connecticut            06702
-----------------------------------------------------------
(Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code  (203) 575-5700
                                                    --------------
                               None                         .
               ---------------------------------
Former name, former address and former fiscal year, if changed since last report.

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by section 13 or 15(d) of the Securities and Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
                                                    Yes   X     No
                                                        -------    ------.

ITEM 5:  Other Events

On February 18, 1999, the Registrant issued a press release in which it announced that it has signed a definitive agreement to acquire a company subject to shareholder approval. Attached as exhibit 20 is a copy of the registrants' press release. This exhibit is incorporated herein by reference.